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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549



                                      FORM 8-K



                                   CURRENT REPORT



                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)       JULY 21, 1999
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                            NORTHERN STATES POWER COMPANY
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               (Exact name of registrant as specified in its charter)


                                      MINNESOTA
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                    (State or other jurisdiction of incorporation)


          1-3034                                      41-0448030
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  (Commission File Number)                (IRS Employer Identification No.)


     414 NICOLLET MALL, MPLS, MN                       55401
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   (Address of principal executive offices)          (Zip Code)


     Registrant's telephone number, including area code     612-330-5500
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            (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

On July 21, 1999, Northern States Power Company, a Minnesota corporation (the "Company") entered into an Underwriting Agreement and filed with the Securities and Exchange Commission a prospectus supplement relating to $250,000,000 in aggregate principal amount of the Company's Senior Notes, Series due 2009.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          Exhibits

  1.01 Underwriting Agreement, dated July 21, 1999 between Northern States Power Company and Salomon Smith Barney Inc., Goldman, Sachs & Co., Lehman Brothers Inc. and Merrill Lynch & Co. relating to $250,000,000 Senior Notes, Series due 2009.

  4.01 Trust Indenture dated July 1, 1999, between Northern States Power Company and Norwest Bank Minnesota, National Association as Trustee.

  4.02 Supplemental Trust Indenture dated July 15, 1999, between Northern States Power Company and Norwest Bank Minnesota, National Association as Trustee, creating $250,000,000 principal amount Senior Notes, Series due 2009.

  12.01   Computation of ratio of earnings to fixed charges.


                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Northern States Power Company
                              (a Minnesota Corporation)



                              By:  /s/ Edward J. McIntyre
                                 ---------------------------------------------
                                 EDWARD J. MCINTYRE
                                 Vice President and Chief Financial Officer

Dated:  July 22, 1999